Exhibit 10.1

SIXTH MODIFICATION AGREEMENT

BY THIS SIXTH MODIFICATION AGREEMENT, made and entered into as of the 15th day of June, 2007, STAR BUFFET, INC., a Delaware corporation, whose address is 1312 N. Scottsdale Road, Scottsdale, AZ 85257 (hereinafter called “Borrower”), and M&I MARSHALL & ILSLEY BANK, a banking corporation organized and existing under the laws of the State of Wisconsin, whose address is One East Camelback Road, P.O. Box 11856, Phoenix, Arizona 85061-1856 (hereinafter called “Lender”), confirm and agree as follows:

SECTION 1.         RECITALS

1.1           Borrower and Lender entered into a Loan Agreement dated October 28, 2003 (as modified by the Prior Modifications, defined below, the “Loan Agreement”), which provided for a revolving line of credit by Lender to Borrower in the amount of $3,000,000.00 (the “Loan”), all upon the terms and conditions contained therein.

1.2           The Loan is evidenced by a Promissory Note (Revolving Note) dated October 28, 2003 executed by Borrower, payable to the order of Lender, in the principal amount of $3,000,000.00 (as modified by the Prior Modifications, the “Note”).

1.3           Borrower and Lender have entered into a Modification Agreement, dated October 31, 2004, a Second Modification Agreement, dated February 1, 2005, a Third Modification Agreement, dated July 1, 2005, a Fourth Modification Agreement, dated January 13, 2006, and a Fifth Modification Agreement, dated May 24, 2006 (the “Prior Modifications”).

1.4           The Loan Agreement, the Note, the Prior Modifications, this Agreement and all other documents and instruments evidencing or executed and delivered in connection with the Loan, together with all modifications and amendments thereto and any documents required herein, are hereinafter collectively called the “Loan Documents.”

1.5           Borrower and Lender desire to modify the Loan and the Loan Documents as set forth herein.

SECTION 2.         LOAN AGREEMENT

2.1           The definition of Termination Date in Section 2.1 of the Loan Agreement is hereby amended to read as follows:

“Termination Date shall mean June 15, 2008; provided, however, upon the request of Borrower, such date may be extended in writing by Lender in its sole and absolute discretion.”

2.2           Section 9.13(b) of the Loan Agreement is hereby amended to read:

“(b) Total Funded Debt to EBITDA to be greater than 2.75 to 1.00.”

2.3           Section 9.11 of the Loan Agreement is hereby amended to read as follows:

“9.11       Capital Expenditures:  Incur, in any fiscal year, Capital Expenditures in excess of $4,500,000.00 for Borrower and all Subsidiaries.”

2.4           Simultaneous with the execution of this Sixth Modification, Borrower will provide Lender with (i) a fully executed debt subordination agreement in form acceptable to Lender in its sole discretion subordinating all present and future indebtedness of Borrower Robert Wheaton and Suzanne Wheaton to all present and future indebtedness of Borrower to Lender, and (ii) evidence satisfactory to Lender that the original documents evidencing the subordinated debt have been marked with appropriate restrictive legends.

SECTION 3.         LOAN FEE

3.1           Upon the execution of this Agreement, Borrower shall pay to Lender a non-refundable fully earned loan fee in the amount of $10,000.00.

SECTION 4.         OTHER MODIFICATIONS, RATIFICATIONS AND AGREEMENTS

4.1           All references to the Loan Agreement in the other Loan Documents are hereby amended to refer to the Loan Agreement as hereby amended.

4.2           All references to any Loan Document in the other Loan Documents are hereby amended to refer to that Loan Document as hereby amended.

4.3           Borrower acknowledges that the indebtedness evidenced by the Loan Documents is just and owing, that the balance thereof is correctly shown in the records of Lender as of the date hereof, and Borrower agrees to pay the indebtedness evidenced and secured by the Loan Documents, according to the terms thereof, as herein modified.

4.4           Borrower hereby reaffirms to Lender each of the representations, warranties, covenants and agreements of Borrower set forth in the Loan Documents, with the same force and effect as if each were separately stated herein and made as of the date hereof.

4.5           All terms, conditions and provisions of the Loan Documents are continued in full force and effect and shall remain unaffected and unchanged except as specifically amended hereby.  Borrower hereby ratifies, reaffirms, acknowledges, and agrees that the Loan Documents, as amended hereby, represent valid, enforceable and collectible obligations of Borrower, and that there are no existing claims, defenses, personal or otherwise, or rights of setoff whatsoever with respect to any of these documents or instruments.  Borrower further acknowledges and represents that no event has occurred and no condition exists that, after notice or lapse of time, or both, would constitute a default under this Agreement or any Loan Document.

4.6           The Loan Documents, as amended hereby, are hereby ratified and reaffirmed by Borrower, and Borrower specifically acknowledges the validity and enforceability thereof.

SECTION 5.         GENERAL

5.1           The modifications contained herein shall not be binding upon Lender until Lender shall have received all of the following:

(a)           An original of this Agreement fully executed by the Borrower;

(b)           If Borrower is a corporation, partnership or trust, such resolutions or authorizations and such other documents as Lender may require relating to the existence and good standing of that corporation, partnership or trust, and the authority of any person executing this Agreement or other documents on behalf of that corporation, partnership or trust.

(c)           Receipt by Lender of the loan fee required by this Agreement.

(d)           Receipt by Lender of the document and evidence required in Section 2.4 of this Sixth Modification.

5.2           Borrower shall execute and deliver such additional documents and do such other acts as Lender may reasonably require to fully implement the intent of this Agreement.

5.3           Borrower shall pay all costs and expenses, including, but not limited to, attorneys’ fees incurred by Lender in connection herewith, whether or not all of the conditions described in Paragraph 4.1 above are satisfied.  Lender, at its option, but without any obligation to do so, may advance funds to pay any such costs and expenses that are the obligation of the Borrower, and all such funds advanced shall bear interest at the highest rate provided in the Note, shall be due and payable upon demand and shall be secured by all of the Loan Documents.

5.4           Notwithstanding anything to the contrary contained herein or in any other instrument executed by Borrower or Lender, or in any other action or conduct undertaken by Borrower or Lender on or before the date hereof, the agreements, covenants and provisions contained herein shall constitute the only evidence of Lender’s consent to modify the terms and provisions of the Loan Documents.  Accordingly, no express or implied consent to any further modifications involving any of the matters set forth in this Agreement or otherwise shall be inferred or implied by Lender’s execution of this Agreement.  Further, Lender’s execution of this Agreement shall not constitute a waiver (either express or implied) of the requirement that any further modification of the Loan or of the Loan Document shall require the express written approval of Lender; no such approval (either express or implied) has been given as of the date hereof.

5.5           Notwithstanding this or any prior forbearance, actual or implied, of any nature by Lender, time is hereby declared to be of the essence hereof, of the Loan, of all Loan Documents, and Lender requires, and Borrower agrees to, strict performance of each and every covenant, condition, provision and agreement hereof and of all Loan Documents.

5.6           This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their heirs, personal representatives, successors and assigns.

5.7           This Agreement is made for the sole protection and benefit of the parties hereto, and no other person or entity shall have any right of action hereon.

5.8           This Agreement shall be governed by and construed according to the laws of the State of Arizona.

IN WITNESS WHEREOF, these presents are executed as of the date indicated above.

STAR BUFFET, INC., a Delaware corporation

By:	/s/ Robert E. Wheaton
Name: Robert E. Wheaton
Its: President
BORROWER

M&I MARSHALL & ILSLEY BANK, a banking corporation organized and existing under the laws of the State of Wisconsin

By:	/s/ Gregory C. Recker
Name: Gregory C. Recker
Its: SVP

By:	/s/ John G. Barry
Name: John G. Barry
Its: SVP
LENDER